IndexIQ ETF Trust
(the “Trust”)

Supplement dated May 29, 2009
to the Statement of Additional Information dated March 20, 2009

IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF

On or about June 8, 2009, the Trust intends to launch the IQ Hedge Macro Tracker ETF. In consideration of such launch, the Trust is making certain amendments to the Trust’s Statement of Additional Information (“SAI”) as follows:

On page ii of the SAI, the index name “IQ Hedge Global Macro Index” is amended to be “IQ Hedge Macro Index” in each of the five instances in which it appears.

On page B-5 of the SAI, the last sentence of the first paragraph is deleted in its entirety and replaced with the following:

Nevertheless, a Fund may indirectly be leveraged if and to the extent the Fund invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

On page B-7 of the SAI, a new sub-section is inserted after the first paragraph as follows:

Futures Contracts

Each Fund may enter into futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Futures contracts may be used by the Funds to replicate an Underlying Index Component’s performance. These futures contracts would reference the performance of an index on which such an Underlying Index Component is based, would reference the performance of another index that produces similar returns to those of the Underlying Index Component’s index, or would be used in combination to produce similar returns to those of the Underlying Index Component’s index. Funds will not use futures contracts for speculative purposes.

All counterparties are subject to pre-approval by the Board. The Board’s pre-approval is based on the creditworthiness of each potential futures contract counterparty. In addition, the Advisor will monitor and manage the counterparty risk posed by the counterparties and take actions as necessary to decrease counterparty risk to a Fund by, among other things, reducing futures contract exposures to certain counterparties and/or seeking alternate or additional counterparties.

The number of counterparties may vary over time. During periods of credit market turmoil or when the aggregate futures contract notional amount needed by a Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, a Fund will be exposed to greater counterparty risk. Moreover, a Fund may be unable to enter into any futures contract on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into any futures contracts, it may not be able to meet its investment objective. If the Fund is unable to enter into futures contracts, it may engage in other types of derivative transactions, although the added costs, higher asset segregation requirements and lower correlation to Underlying Index Component performance of these other derivatives may adversely affect a Fund’s ability to meet its investment objective.

On page B-14 of the SAI, the first two sentences of the first paragraph under the sub-section “Sub-Advisor” are deleted and replaced in their entirety with the following:

Mellon Capital Management Corporation, the Sub-Advisor, which is unaffiliated with the Advisor, acts as the investment sub-advisor to the IQ Hedge Multi-Strategy Tracker ETF and will act as the investment sub-advisor to the IQ Hedge Macro Tracker ETF upon the commencement of such Fund’s operations pursuant to a sub-advisory agreement with the Advisor (the ‘‘Sub-Advisory Agreement’’). The Trust anticipates that the Sub-Advisor will serve as the investment sub-advisor to the IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF and IQ Hedge Market Neutral Tracker ETF pursuant to amendment to the Sub-Advisory Agreement upon the commencement of these Funds’ operations.

Investors Should Retain This Supplement for Future Reference